UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 14, 2011

TIER TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-23195 (Commission File Number)	94-3145844 (IRS Employer Identification No.)
11130 Sunrise Valley Drive, Suite 300 Reston, Virginia (Address of Principal Executive Offices)		20191 (Zip Code)
Registrant's telephone number, including area code: 571-382-1000
Not Applicable --------------------------------------------------------------------------------------------------------------------- (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers, Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 14, 2011, the Board of Directors of Tier Technologies, Inc. (the “Company”) appointed John Guszak as the Company’s Interim Treasurer, Interim Principal Financial Officer and Interim Principal Accounting Officer.

Mr. Guszak, 54, has served as the Company’s Controller since February 2008 and Assistant Controller from July 2005 to February 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIER TECHNOLOGIES, INC.

	By:	/s/ Alex P. Hart
	Name:	Alex P. Hart
	Title:	President and Chief Executive Officer
Date: April 15, 2011